UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2004

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-228-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On December 22, 2004, Bancinsurance Corporation (the "Company") was informed by Ernst & Young LLP, that they are declining to stand for re-appointment as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005. Ernst & Young LLP will complete the audit of the consolidated financial statements for the fiscal year ending December 31, 2004. The Company is currently in the process of selecting a new independent registered public accounting firm for the fiscal year ending December 31, 2005.

The audit reports of Ernst & Young LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and December 31, 2002, and the period through the date of this disclosure, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference thereto in its report.

During the fiscal years ended December 31, 2003 and December 31, 2002, and through the date of this disclosure, there were no "reportable events" requiring disclosure pursuant to paragraphs (a)(1)(v) of Section 304 of Regulation S-K. The term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested Ernst & Young LLP to furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated December 28, 2004 is filed as Exhibit 16.1 to this form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

December 28, 2004	By:	/s/Matthew C. Nolan

Name: Matthew C. Nolan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of December 28, 2004, stating its agreement with the statements made in this report.